Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended April 30, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$20,738,915
Unrealized Gain (Loss) on Market Value of Commodity Futures	4,277,530
Dividend Income	69,890
Interest Income	453
ETF Transaction Fees	1,050
Total Income (Loss)	$25,087,838

Expenses
Management Fees	$233,292
Professional Fees	24,333
Brokerage Commissions	12,991
Directors' Fees and insurance	6,239
Total Expenses	$276,855
Net Income (Loss)	$24,810,983

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/22	$350,459,683
Withdrawals (200,000 Shares)	(11,130,837)
Net Income (Loss)	24,810,983

Net Asset Value End of Month	$364,139,829
Net Asset Value Per Share (6,150,000 Shares)	$59.21

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended April 30, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$7,702,975
Unrealized Gain (Loss) on Market Value of Commodity Futures	(27,323,851)
Dividend Income	49,048
Interest Income	451
ETF Transaction Fees	2,100
Total Income (Loss)	$(19,569,277)

Expenses
Management Fees	$138,758
Professional Fees	32,424
Brokerage Commissions	12,833
Directors' Fees and insurance	7,070
Total Expenses	$191,085
Net Income (Loss)	$(19,760,362)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/22	$275,984,010
Additions (450,000 Shares)	12,452,960
Withdrawals (950,000 Shares)	(27,213,016)
Net Income (Loss)	(19,760,362)

Net Asset Value End of Month	$241,463,592
Net Asset Value Per Share (9,050,000 Shares)	$26.68

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended April 30, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$28,441,890
Unrealized Gain (Loss) on Market Value of Commodity Futures	(23,046,321)
Dividend Income	118,938
Interest Income	904
ETF Transaction Fees	3,150
Total Income (Loss)	$5,518,561

Expenses
Management Fees	$372,050
Professional Fees	56,757
Brokerage Commissions	25,824
Directors' Fees and insurance	13,309
Total Expenses	$467,940
Net Income (Loss)	$5,050,621

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/22	$626,443,693
Additions (450,000 Shares)	12,452,960
Withdrawals (1,150,000 Shares)	(38,343,853)
Net Income (Loss)	5,050,621

Net Asset Value End of Month	$605,603,421

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596